                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 5, 1997

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)



    British Columbia, Canada                 0-18429                          98-0121376
(State or other jurisdiction of      (Commission File Number)     (IRS Employer Identification No.)
        incorporation)


         4126 Norland Avenue, Burnaby, British Columbia               V5G 3S8
------------------------------------------------------------------------------
            (Address of principal executive offices)                (zip code)



Registrant's telephone number, including area code      604-299-9321



                                       N/A
          (Former name or former address, if changed since last report)

                                                      Exhibit Index is on page 3

ITEM 5.           OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  Exhibit No.       Description

                  Exhibit 99 The Loewen Group Inc. Press Release dated March 5, 1997


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 1997

                                               THE LOEWEN GROUP INC.



                                               By:    /s/ Peter S. Hyndman
                                                      --------------------
                                               Name:  Peter S. Hyndman
                                               Title: Corporate Secretary

                                  EXHIBIT INDEX

                                                                   Sequential
Number            Exhibit                                          Page Number
------            -------                                          -----------
99                The Loewen Group Inc.                                 4
                  Press Release dated March 5, 1997